UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

Bantec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55789	30-0967943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

37 Main Street, Sparta, NJ 07871

(Address of principal executive offices) (Zip Code)

(203) 220-2296

(Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Bantec, Inc. (the “Company”) and 1800 Diagonal Lending LLC (“Lender”)entered into the Securities Purchase Agreement, dated as of December 11, 2023 (the “Agreement”), pursuant to which the Company issued a promissory note (the “Note”) to the Lender in the principal amount of $40,000. The Company intends to use the proceeds from the Note for general working capital purposes. The Agreement contains certain customary representations, warranties, and covenants made by the Company.

Under the Note, the Company is required to pay interest on the unpaid principal balance of the Note at the rate of 10% per annum, and interest will commence accruing on the date that the Note is fully paid. However, if any amount of principal or interest on the Note is not paid when due, the Note will bear interest at the rate of 22% per annum (the “Default Interest”). The Note is not secured by any collateral. The Note matures on December 11, 2024 (the “Maturity Date”). The Lender shall have the right from time to time, and at any time during the period beginning on the date which is one hundred eighty days following the date of the Note and ending on the later of the Maturity Date and the date of payment of the Default Amount (as defined in the Note), to convert all or any part of the outstanding and unpaid amount of the Note into shares of common stock of the Company or any shares of capital stock or other securities of the Company into which such Common Stock shall be changed or reclassified at the conversion price, as described below.

The conversion price shall be a variable conversion price equal to 65% of the average of the two lowest closing price per share of the common stock during the fifteen trading day period ending on the latest complete trading day prior to the conversion date, provided, however, that the Lender and its affiliates may not beneficially own more than 4.99% of the Company’s outstanding shares of common stock upon the conversion of the Note.

Under the Note, the Company has the right, exercisable on not more than three trading days prior written notice to the Lender, to prepay the outstanding balance on the Note as follows:

(i)	120% of the outstanding principal amount during the period beginning on December 11, 2023 and ending on the date, which is 60 days following December 11, 2023;

(ii)	125% of the outstanding principal amount during the period beginning on the date, which is 61 days following December 11, 2023 and ending on the date, which is 120 days following December 11, 2023; and

(iii)	130% of the outstanding principal amount during the period beginning on the date, which is 121 days following December 11, 2023 and ending on the date, which is 180 days following December 11, 2023.

The Note contains customary events of default, including, but not limited to, the Company’s failure to: (i) pay the principal or interest under the Note, and (ii) issue shares of common stock to the Lender upon the Lender’s exercise of its conversion rights, as described above. Upon the occurrence and during the continuation of the event of default related to the failure to pay the principal and interest on the Note on the Maturity Date, the Note shall become immediately due and payable and the Company is obligated to pay to the Lender, in full satisfaction of its obligations under the Note, an amount equal to the Default Sum (as defined below). Upon the occurrence and during the continuation of the event of default related to the failure to issue shares of common stock to the Lender upon the Lender’s exercise of its conversion rights, the Company is obligated to pay to the Lender, in full satisfaction of its obligations under the Note, an amount equal to the Default Sum multiplied by two. The Default Sum shall equal the sum of (w) then outstanding principal amount of the Note, plus (x) accrued and unpaid interest on the unpaid principal amount of the Note to the Mandatory Payment Date (as such term is defined in the Note), plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and (x) above, plus (z) any amounts owed to the Lender pursuant to Sections 1.3 and 1.4(g) of the Note.

Upon the occurrence of any other event of default, the Note will become immediately due and payable, and the Company is obligated to pay to the Lender an amount equal to the greater of: (i) 150% times of the Default Sum or (ii) the parity value of the Default Sum to be prepaid, where parity value means the highest number of shares of common stock issuable upon conversion or otherwise pursuant to such Default Sum, multiplied by the highest closing price for the common stock during the period beginning on the date of first occurrence of the event of default and ending one day prior to the Mandatory Prepayment Date.

 The company received funding under the December 11th 2023 Note on December 18th, 2023.

The Note and shares of Common Stock issuable upon the conversion of the Note, as described above, were issued by the Company to the Lender in a private offering in reliance on the exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended, and the provisions of Regulation D thereunder.

As it was previously reported by the Company, the Company issued convertible promissory notes to the Lender in 2021 and 2022, which were subsequently converted into shares of Common Stock, as well as on July 17, 2023 and September 6, 2023.

The foregoing descriptions of the Agreement and the Note do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Agreement and the Note, attached hereto as Exhibit 10.1 and 4.1, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Promissory Note issued to 1800 Diagonal Lending LLC, dated December 11, 2023.

10.1	Securities Purchase Agreement, dated as of December 11, 2023, by and between Bantec, Inc., and 1800 Diagonal Lending LLC

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2023	Bantec, Inc.

	By:	/s/ Michael Bannon
		Name:	Michael Bannon
		Title:	President and CEO

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